                                                                   EXHIBIT 10.02
                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of April 18, 1997, and is entered into by among K2 Inc., a Delaware corporation ( the "Borrower" ), the financial institutions listed on the signature pages hereto (the "Banks") , and Bank of America National Trust and Savings Association, as the agent for the Banks (the "Agent") amends that certain credit Agreement dated as of May 21, 1996 among the Borrower, the Banks and the Agent, as amended by a First Amendment to Credit Agreement dated as of March 10, 1997 (as so amended, the "Agreement").

                                    RECITALS
                                    --------

          A. The Borrower has requested the Banks and the Agent to increase the combined commitments from $75,000,000 to $100,000,000, and the Banks and Agent are willing to do so on the terms and conditions set forth herein.

          B. The Borrower, Banks and Agent desire to confirm the extension of the Termination Date pursuant to section 2.15 of the Agreement to May 20, 2002.

          C. Separately, Citicorp, U.S.A. assigned its Commitments to Union Bank of California, N.A. prior to the date of this Second Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Terms.  All terms used herein shall have the same meanings as in the
         -----
agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.


     2.  Amendments to Agreement.
         ------------------------

          2.1 The Definition of "Termination Date" in section 1.1 of the Agreement is amended by deleting "May 20, 2001" and inserting "May 20, 2002" in lieu thereof.

          2.2 Schedule 2.1 to the Agreement is amended and restated in its entirety in the form of schedule 2.1 hereto.

     3.   Representation and Warranties.   The Borrower represents and warrants
          -----------------------------
to Banks and Agent that, on and as of the date hereof, after giving effect to this Second Amendment:


          3.1   Authorization.   The execution, delivery and performance of this
                -------------
Second Amendment have been duly authorized by all necessary corporate action by the Borrower and this Second Amendment has been duly executed and delivered by the Borrower.


          3.2   Binding Obligation.  This Second Amendment is the legal, valid
                ------------------
and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.


          3.3   No Legal Obstacle to Amendment.   The execution, delivery and
                ------------------------------
performance of this Second Amendment will not (a) contravene the terms of the Borrower's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Second Amendment, or the transactions contemplated hereby.


          3.4    Incorporation of Certain Representations.  The representations
                 ----------------------------------------
and warranties of the Borrower set forth in Section 7 of the agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.


          3.5   Default.   No Default or Event of Default under the Agreement
                -------
has occurred and is continuing.


4.   Conditions, Effectiveness.   The effectiveness of this Second Amendment
     -------------------------
shall be subject to the compliance by the Borrower with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          4.1  Corporate Resolutions.   A copy of a resolution or resolutions
               ---------------------
passed by the executive committee of the Board of Directors of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower as being in full force and effective on the effective date of this Second Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument required hereunder.

          4.2  Authorized Signatories.   A certificate, signed by the Secretary
               ----------------------
or an Assistant Secretary of the Borrower dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Borrower.

          4.3  New Committed Notes.   Replacement Committed Notes reflecting the
               -------------------
new Commitment of each Bank Substantially in the form of Exhibit G hereto.

          4.4  Other Evidence.   Such other evidence with respect to the
               --------------
Borrower or any other person as the Agent or any Bank may reasonably request in connection with this Second Amendment and the compliance with the conditions set forth herein.

     5.  Miscellaneous.
         --------------

          5.1  Special Provisions Relating to Outstanding Offshore Rate Loans.
               ---------------------------------------------------------------
Under the increased Commitments becoming effective with this Second Amendment, the Pro Rata Share of each Bank will be different than its Pro Rata Share Under the Agreement before giving hereto. However, the Borrower has requested that the Banks continue to hold the Offshore Rate Loans outstanding on the date hereof in their current Pro Rata Share until such Offshore Rate Loans continued, converted or repaid to avoid either break funding or increased interest costs. Accordingly, from and after the date hereof, continuations and conversations of such outstanding Offshore Rate Loans, Borrowings of new Committed Loans and participations in Letters of Credit will be made ratably in accordance with each Bank's new Pro Rata Share of the increased combined Commitments; provided,
                                                                      --------
however, that until all such outstanding Offshore Rate Loans have been so
-------
continued, converted or repaid payments of the commitment fee and distributions of payments on account of such Offshore Rate Loans shall be in accordance with each Bank's actual unused

Commitment and its actual outstanding Offshore Rate Loans, respectively, not in accordance with such new Pro Rata Share.

          5.2  Effectiveness of Agreement.  Except as hereby expressly amended
               --------------------------
the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.3  Waivers.  This Second Amendment is specific in time and in intent
               -------
and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          5.4  Counterparts.  This Second Amendment may be executed in any
               ------------
number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Borrower, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.5  Jurisdiction.  This Second Amendment shall be governed by and
               ------------
construed under the laws of the State of California.

          5.6  Committed Notes.  Each Bank shall deliver its prior Committed
               ---------------
Note against receipt of this replacement Committed Note hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

                              K2 Inc.


                              By:
                                 ----------------------------
                              Title:
                                    -------------------------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                              as Agent


                              By:
                                 ----------------------------
                                      Vice President

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as a Bank
                              and Issuing Bank

                              By:
                                 ---------------------------
                                         Yvonne Dennis
                                         Vice President


                              NATIONSBANK OF TEXAS, N.A.

                              By:
                                 ---------------------------
                              Title:
                                    ------------------------

                              WACHOVIA BANK

                              By:
                                 ---------------------------
                              Title:
                                    ------------------------

                              UNION BANK OF CALIFORNIA, N.A.

                              By:
                                 ---------------------------
                              Title:
                                    ------------------------

                                                            SCHEDULE 2.1
                                                            ------------



                                  COMMITMENTS
                              AND PRO RATA SHARES



                               Letter
                               of Credit                 Pro Rata
     Bank                      Commitment     Commitment  Share
     ----                      ----------     ----------  -----

Bank of America
National Trust and
Savings Association      $    6,600,000   $ 33,000,000    33%

NationsBank of
Texas, N.A.                   5,200,000     26,000,000    26

Wachovia Bank                 4,600,000     23,000,000    23

Union Bank of
California, N.A.              3,600,000     18,000,000    18
                         ==============   ============   ===
         TOTAL           $20,000,000.00   $100,000,000   100%

                                                                      SCHEDULE G
                                                                      ----------

                          FORM OF COMMITTED LOAN NOTE
                          ---------------------------


$_____________                                                     May ___, 1996


     FOR VALUE RECEIVED, the undersigned K2 INC. (formerly named Anthony Industries, Inc.), a Delaware corporation (the "Borrower"), hereby promises to
                                                --------
pay to the order of ________________ (the "Bank") the principal sum of
                                           ----
_____________________ Dollars ($______________) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Borrower pursuant to that certain Credit Agreement dated as of May 21, 1996 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), among the Borrower, the banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Agent"). The Borrower further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Borrower under the Credit Agreement and this Promissory Note (the "Note").
                                                                   ----

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. If a prior committed note had been delivered to the Bank under the Credit Agreement, this Note amends and restates and supersedes such Note, and any Committed Loans evidenced by such prior committed note are deemed evidenced by this Note.

    This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State.



                                            K2 INC. (formerly named Anthony
                                            Industries, Inc.)



                                            By: ___________________________


                                            Title: ________________________

                                               Schedule A to Committed Loan Note

                                                   (3)
                              (2)                 End of                 (4)                    (5)
      (1)                    Amount              Interest             Principal               Notation
     Date                   of Loan               Period                Amount                 Made By
----------------         -------------         -------------         --------------          ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------

----------------         -------------         -------------         ---------------         ------------


(4056854.02)


                                       3